Acquisitions	6 Months Ended
Jun. 30, 2012
Acquisitions [Abstract]
Acquisitions
(3)	Acquisitions

On August 31, 2010, the Company acquired 100% of the outstanding common shares of Planned Benefits Systems (PBS). The results of operations of PBS have been included in the Company’s consolidated results of operations since this date. PBS is engaged in the business of providing required the Company to pay in 2011 and flexible benefits administration and COBRA continuance services and is based in Denver, Colorado. This acquisition added a new regional base of customers and participant relationships. The aggregate noncontingent portion of the purchase price was $2.9 million and was paid in cash on August 31, 2010.

The purchase price included a contingent consideration element that requires the Company to pay in 2011 and 2012 the former owners of PBS additional amounts based upon annualized revenues of PBS for 2011 and 2012, respectively. The initial fair value of the contingent consideration was determined from forecasts developed by management based upon existing business, customer relationships and historical growth rates. The Company discounted those forecasts using an 18.5% weighted average cost of capital. The Company measures acquired contingent consideration payable each reporting period at fair value, and recognizes changes in fair value in earnings each period in the amortization and change in contingent consideration line item on the statement of operations, until the contingency is resolved. The Company recorded a $1.4 million charge related to the change in fair value of the contingent consideration during 2011. Increases or decreases in the fair value of the contingent consideration payable can result from changes in anticipated revenue levels and changes in assumed discount periods and rates. Significant judgment is employed in determining the appropriateness of these assumptions each period. The contingent payment for 2011 of $2.0 million was paid in April 2011. The fair value of the contingent element at December 31, 2011 was estimated at $5.2 million, which was an increase of $1.4 million over the acquisition date fair value of the remaining payment due to increased revenue levels being achieved. The Company recorded $0.1 million in charges related to the change in fair value of the contingent consideration during the unaudited three and six months ended June 30, 2011 as a result of the passage of time. The Company recorded a $0.1 million credit during the unaudited three months ended June 30, 2012 related to the change in fair value of the contingent consideration, due to a final valuation of the amount to be paid out to the former owners of PBS. The Company recorded $1.1 million in charges during the unaudited six months ended June 30, 2012 related to the change in fair value of the contingent consideration due to increased revenue levels being achieved. The contingent payment for 2012 of $6.3 million was paid in May 2012. There is also an amount of $0.6 million, which was held back from the initial consideration paid, to account for possible future contingencies and is expected to be paid in the third quarter of 2012. As the fair value measure is based on significant inputs that are not observable in the market, the Company categorizes the inputs as Level 3 inputs under ASC 820.

Since the acquisition was a stock purchase, goodwill and intangibles cannot be amortized for tax purposes; accordingly, a deferred tax liability of $1.8 million was recorded at the date of acquisition for the book tax cost basis difference related to the intangibles.

On November 30, 2010, the Company acquired a division, or FBM, in a carve-out from Fringe Benefits Management Company, a Florida corporation, or FBMC. The acquired division related to the tax-advantaged business of providing flexible benefits administration, commuter, and COBRA continuance services for public service entities. This acquisition added a new regional base of clients and participant relationships. The results of FBM’s operations have been included in the consolidated financial statements since that date. The aggregate noncontingent portion of the purchase price was $7.2 million and was paid in cash in two installments: at November 30, 2010 ($2.5 million) and January 14, 2011 ($4.7 million). The Company has determined that FBM represented a business which the Company obtained control on November 30, 2010. On that date, the Company also entered into a Shared Services Agreement, or SSA, with FBMC to provide operational continuity to both parties as acquired customer contracts assumed by the Company were being assigned to the Company and to provide ongoing support to FBMC for the processing of certain tax favored business bundled as part of FBMC’s offerings as part of their ongoing business.

The purchase price included a contingent consideration element that required the Company to pay in 2011 and requires the Company to pay in 2012 FBMC additional amounts based upon annualized revenues of FBM for 2011 and 2012, respectively. The initial fair value of the contingent consideration was determined from forecasts developed by management based upon existing business, customer relationships and historical growth rates. Since FBM was a carve-out, some historical revenue details were not available and the forecasts relied upon FBMC management’s best estimates based upon current business and their understanding of retention rates and the marketplace. The Company discounted those forecasts using an 18% weighted average cost of capital. The Company measures acquired contingent consideration payable each reporting period at fair value, and recognizes changes in fair value in earnings each period in the amortization and change in contingent consideration line item on the statement of operations, until the contingency is resolved. The Company recorded a $1.3 million charge related to the change in fair value of the contingent consideration during 2011. Increases or decreases in the fair value of the contingent consideration payable can result from changes in anticipated revenue levels and changes in assumed discount periods and rates. Significant judgment is employed in determining the appropriateness of these assumptions each period. The contingent payment for 2011 of $3.0 million was paid in August 2011. The fair value of the contingent element at December 31, 2011 was estimated at $3.2 million, which was an increase of $0.7 million over the acquisition date fair value of the remaining payment due to increased revenue levels being achieved. The Company recorded $0.5 million and $0.8 million in charges related to the change in fair value of the contingent consideration during the unaudited three and six months ended June 30, 2011, respectively, due to increased revenue levels being achieved. The Company recorded $0.1 million and $0.5 million in charges related to the change in fair value of the contingent consideration during the unaudited three and six months ended June 30, 2012, respectively, due to increased revenue levels estimated to be achieved. In addition, there was a $0.5 million reduction to the contingent consideration element in connection with a lease re-negotiation (see Note 1 (l)). The fair value of the contingent element at June 30, 2012 was estimated at $3.2 million. As the fair value measure is based on significant inputs that are not observable in the market, the Company categorizes the inputs as Level 3 inputs under ASC 820.

The Choice Care Card, LLC Acquisition (unaudited)

On January 3, 2012, the Company acquired the operating assets and certain liabilities of The Choice Care Card, LLC, or CS, a Vermont limited liability company. CS administers tax-advantaged, consumer-driven health care programs, primarily HRAs, through a debit card or direct-pay to provider or member platform. This acquisition added a new regional base of customers and participant relationships. The aggregate non-contingent portion of the purchase price paid in cash was $8.7 million of which $8.3 million was paid at closing.

The Company accounted for the acquisition of CS as a purchase of a business under ASC 805. The results of operations for CS have been included in the Company’s financial results since the acquisition. The financial results of this acquisition are considered insignificant for purposes of pro forma financial statement disclosures.

The purchase price included a contingent consideration element that requires the Company to pay in 2012 and 2013 the former owners of CS additional amounts based upon annualized revenues of CS for 2012 and 2013 respectively. The Company determined that the total initial fair value for both contingent payments as of the acquisition date was $11.1 million. The Company recorded its estimate of the fair value of the contingent consideration based on a weighted average probability evaluation of various revenue forecasts developed by management. The resultant liability was discounted to present value at 5.3% to reflect the time value of money. Significant judgment is employed in determining the fair value each period. In the unaudited three and six months ended June 30, 2012, the Company recorded $0.7 million and $0.8 million in charges, respectively, in the amortization and change in contingent consideration line item in the Company’s accompanying consolidated statements of operations related to the change in fair value of the contingent consideration due to increased revenue levels estimated to be achieved. As the fair value measure is based on significant inputs that are not observable in the market, the Company categorizes the inputs as Level 3 inputs under ASC 820.

The following table summarizes the allocation of the purchase price at the date of acquisition (in millions):

	Amount	Weighted Average Useful Life (in years)
Net tangible assets acquired	$0.6
Customer relationships	9.2	10
Developed technology	0.6	2
Goodwill	9.4

Total allocation of purchase price	$19.8

As part of the purchase price allocation, the Company determined that CS’s separately identifiable intangible assets were its customer relationships and developed technology. The Company used the income approach to value the customer relationships. This approach calculates fair value by discounting the after-tax cash flows back to a present value. The baseline data for this analysis was the cash flow estimates used to price the transaction. Cash flows were forecasted and then discounted using a discount rate for customer relationships of 13%, based on the estimated weighted average cost of capital, which employs an estimate of the required equity rate of return and after-tax cost of debt.

Goodwill recognized from the transaction results from the acquired workforce, the opportunity to expand our client base and achieve greater long-term growth opportunities than either company had operating alone. All of the recognized goodwill is expected to be deductible for tax purposes.

TransitChek Acquisition (unaudited)

On February 1, 2012, the Company acquired the commuter benefit services business TransitChek, or TC, from TransitCenter, Inc., or TCI, a New York-based not for profit entity that provided commuter benefit services predominantly to SMB employer clients in the New York tri-state area. This acquisition added a new base of transit customers and participant relationships. The aggregate non-contingent portion of the purchase price was $31.1 million of which $30.8 million was paid at closing.

The Company accounted for the acquisition of TC as a purchase of a business under ASC 805. The results of operations for TC have been included in the Company’s financial results since the acquisition. The Company concluded that the acquisition of TC represented a material business combination for the purposes of pro forma financial statement disclosure and therefore, pro forma financial information has been provided herein.

The purchase price included an additional future payment of $0.7 million that was discounted to present value and will be paid over the next four years to a promotional fund in furtherance of TCI’s mission of raising awareness of the benefits of mass transit. The purchase price also included a contingent consideration element that requires the Company to pay an additional amount in July 2012 to the former owners of TCI, based on the achievement of certain revenue levels for the six months following the closing. The Company determined that based on the probability of achievement that the full contingent payment would be payable. The resultant liability of $5.3 million was discounted to present value at 3.25%, to reflect the time value of money. In the unaudited three and six months ended June 30, 2012, the Company recorded less than $0.1 million and $0.1 million in charges, respectively, related to the change in fair value of the contingent consideration as a result of the passage of time, in the amortization and change in contingent consideration line item in the Company’s accompanying consolidated statements of operations. As the fair value measure is based on significant inputs that are not observable in the market, the Company categorizes the inputs as Level 3 inputs under ASC 820.

As part of the purchase price allocation, the Company determined that TC’s separately identifiable intangible assets were its customer relationships, developed technology, trade names and a favorable lease. The Company used the income approach to value the customer relationships and trade name. This approach calculates fair value by discounting the after-tax cash flows back to a present value. The baseline data for this analysis was the cash flow estimates used to price the transaction. Cash flows were forecasted and then discounted using a discount rate for customer relationships and trade name of 16% and 15%, respectively, based on the estimated weighted average cost of capital, which employs an estimate of the required equity rate of return and after-tax cost of debt.

The following table summarizes the allocation of the purchase price at the date of acquisition (in millions):

	Amount	Weighted Average Useful Life (in years)
Net tangible assets acquired	$1.7
Customer relationships	8.8	8.7
Developed technology	4.4	3.0
Trade names	0.9	10.0
Favorable lease	1.1	11.0
Goodwill	20.2

Total allocation of purchase price	$37.1

Net tangible assets acquired in the acquisition of TC primarily related to the following (in millions):

Amount
Cash	$48.3
Restricted cash	0.5
Accounts receivable	0.9
Inventory	3.9
Prepaids and other assets	0.1
Property and equipment	1.4
Customer obligations	(51.0)
Accounts payable and accrued expenses	(2.4)

Total allocation of purchase price	$1.7

The Company used a replacement cost approach to estimate the fair value of developed technology in which estimates of development time and cost per man month are used to calculate total replacement cost. The Company estimated the fair value of the favorable lease terms by discounting the amount by which the stated lease payments differ from current estimated market rates at the acquisition date over the remaining lease term.

Goodwill recognized from the transaction results from the acquired workforce, the opportunity to expand our client base and achieve greater long-term growth opportunities than either company had operating alone. All of the recognized goodwill is expected to be deductible for tax purposes.

The following unaudited pro forma financial information presents the consolidated results of operations of the Company and TC as if the acquisition had occurred at the beginning of fiscal 2011 with pro forma adjustments to give effect to amortization of intangible assets and an increase in interest expense due to financing costs in connection with the acquisition. The pro forma financial information is presented for informational purposes only and may not be indicative of the results of operations that would have been achieved if the acquisition had taken place at the beginning of the related fiscal years.

	Three Months ended June 30,		Six Months ended June 30,
	2011	2012	2011	2012
	(unaudited)		(unaudited)
	(in thousands, except per share data)
Total revenue	$38,990	$43,777	$79,966	$89,887
Net income attributable to common stockholders	$204	$2,446	$581	$2,662
Net income per share attributable to common stockholders:
Basic	$0.13	$0.17	$0.38	$0.34
Diluted	$0.01	$0.10	$0.04	$0.13

Aflac Channel Partner Arrangement

In April 2012, the Company entered into a channel partner arrangement with American Family Life Assurance Company, or Aflac, pursuant to which Aflac’s FSA and commuter account administration business will be transitioned to the Company from July 2012 through the end of December 2012. In conjunction with the transition, Aflac and the Company also entered into a separate reseller arrangement pursuant to which Aflac agents will sell the Company’s FSA, HRA, HSA, commuter and COBRA at agreed prices and commission levels to new employers going forward.

The timing of the transition of revenue to the Company and the one time conversion payments to Aflac are dependent upon the employer clients executing new agreements, a process controlled by the Company’s new channel partner and the particular employer client. The conversion payments will be calculated as a function of the expected annual revenue for each employer client. These one-time conversion payments will be capitalized and amortized over the expected life of the relationships. The Company will also incur approximately $0.5 million to $0.8 million of one-time transition costs predominately in the third quarter of 2012, which are primarily cost of revenue expenses, in advance of revenue.